                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934

                        Date of Report: January 30, 2002

                Date of Earliest Event Reported: December 6, 2001

                             INNERSPACE CORPORATION
               (Exact name of registrant as specified in charter)

                        COMMISSION FILE NUMBER: 333-57818

            DELAWARE                                        58-2604254
(State of or other jurisdiction of                   (IRS Employer I.D. Number)
   incorporation or organization)

                          201 Allen Road NE, Suite 310
                           Atlanta, Georgia 30328-4864
                    (Address of Principal Executive Offices)

                                 (404) 781-0289
                         (Registrant's telephone number)

                                       1

ITEM 5.  OTHER EVENTS

Our registration statement on Form SB-2 terminated on December 6, 2001. We have satisfied all the conditions specified in the registration statement.

Our initial market maker, Public Securities, Inc. ("PBLC"), received clearance from the NASD to begin trading our Common Stock. Today, PBLC opened our Common
Stock for trading on the OTC Bulletin Board(R)Service under the symbol, "ISPA."

Press Release

The press release announcing opening of trading of our Common Stock on the OTC
Bulletin Board is filed as an exhibit to this Form 8-K, and is incorporated into this Item 5. The foregoing description of such document and the transactions contemplated therein is qualified in its entirety by such exhibit.

Cautionary Statement

This Form 8-K, press releases and certain information provided periodically in writing or orally by our officers or agents contain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities
Act, as amended and Section 21E of the Securities Exchange Act of 1934. The
words expect, anticipate, believe, goal, plan, intend, estimate and similar expressions and variations thereof if used are intended to specifically identify forward-looking statements. Those statements may appear in a number of places in this Form 8-K and in other places, and include statements regarding the intent, belief or current expectations of our directors or officers with respect to, among other things: (i) our liquidity and capital resources; (ii) our financing opportunities and plans and (iii) our future performance and operating results.
Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, the following:
(i) any material inability to successfully identify, consummate and integrate a potential business combination at reasonable and anticipated costs; (ii) any material inability to successfully internally develop our products; (iii) any adverse effect or limitations caused by Governmental regulations; (iv) any adverse effect on our continued positive cash flow and abilities to obtain acceptable financing in connection with our growth plans; (v) any increased competition in business; (vi) any inability to successfully conduct our business in new markets; and (vii) other risks including those identified in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise the forward looking statements made in this Form 8-K to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Press Release of the Company dated January 30, 2002.

                                       2

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNATURE                   TITLE                                  DATE
/s/ Robert Arkin            Director, Chief Executive Officer      January 30, 2002

                                       3

                                  EXHIBIT INDEX

Exhibit Number                      Description

99.1                               Press Release of the Company dated January 30, 2002

                                       4